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                                                                     Rule 497(d)
                                                              File No. 333-32332

    Supplement dated April 3, 2000 to the Prospectus dated March 22, 2000

                                  Nuveen Unit
                               Trusts, Series 85

     Nuveen Biotechnology & Genomes Five-Year Sector Portfolio, March 2000
        Nuveen European Internet Five-Year Sector Portfolio, March 2000
          Nuveen Fiber Optics Five-Year Sector Portfolio, March 2000
         Nuveen Glass-Steagall Five-Year Sector Portfolio, March 2000
          Nuveen Semiconductor Five-Year Sector Portfolio, March 2000


Notwithstanding anything to the contrary in the Prospectus, Unitholders who acquire Units of the above-captioned portfolios which, as a result of a reduction in the aggregate underlying value of the Securities, are not subject to an initial sales charge will be subject to the maximum remaining deferred sales charge (initial $.35 per Unit). In such case the maximum sales charge may exceed 4.5% of the Public Offering Price per Unit, but in no event will the maximum sales charge exceed 5.50% of the Public Offering Price per Unit.